UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Exagen Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 ANNUAL MEETING OF STOCKHOLDERS

June 10, 2025

EXAGEN INC.

1261 LIBERTY WAY, VISTA, CALIFORNIA 92081

April 30, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Exagen Inc., a Delaware corporation (the “Company”). The Annual Meeting is to be held on Tuesday, June 10, 2025 at 9:00 a.m. Pacific Time in the Exagen Administrative Offices, Training Room, 2175 Salk Avenue, 3rd Floor, Carlsbad, California 92008.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mailed copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials that is being sent to you.

The Notice of Annual Meeting of Stockholders and proxy statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section entitled “Who Can Attend the Annual Meeting of Stockholders?” of the proxy statement for more information about how to attend the meeting in person. We may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). If we hold a virtual-only meeting, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us and available on our website (www.exagen.com) and on our proxy website (www.proxydocs.com/XGN).

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can access your proxy materials and vote are contained in that notice. If you have received written proxy materials, the instructions regarding how you can access our proxy materials and vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. If you hold your shares through a bank or broker, you will need a proxy from your bank or broker to vote your shares in person at the Annual Meeting.

Thank you for your support.

Sincerely,

/s/ John Aballi

John Aballi

President, Chief Executive Officer and Director

Vista, California

Notice of 2025 Annual Meeting of Stockholders

To be Held Tuesday, June 10, 2025

EXAGEN INC.

1261 LIBERTY WAY, VISTA, CALIFORNIA 92081

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Exagen Inc. (the “Company”), will be held in the Exagen Administrative Offices, Training Room, 2175 Salk Avenue, 3rd Floor, Carlsbad, California 92008 on Tuesday, June 10, 2025, at 9:00 a.m. Pacific Time, for the following purposes:

1.

To elect two directors to serve as Class III directors for a three-year term expiring at the 2028 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve by an advisory vote the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement;

4.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our NEOs; and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

We may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). If we hold a virtual-only meeting, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us and available on our website (www.exagen.com) and on our proxy website (www.proxydocs.com/XGN).

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mailed copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials that is being sent to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Holders of record of our common stock, $0.001 par value per share, as of the close of business on April 15, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares as soon as possible via the toll-free telephone number or over the Internet, as described in the enclosed proxy materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. For specific voting instructions, please refer to the information provided in the accompanying proxy statement and in the Notice of Internet Availability of Proxy Materials.

We appreciate your continued support of the Company.

By Order of the Board of Directors,

/s/ John Aballi

John Aballi

President, Chief Executive Officer and Director

Vista, California

April 30, 2025

PROXY STATEMENT

EXAGEN INC.

1261 LIBERTY WAY, VISTA, CALIFORNIA 92081

GENERAL

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Exagen Inc. (the “Board”) of proxies to be voted at our 2025 Annual Meeting of Stockholders to be held on Tuesday, June 10, 2025 (the “Annual Meeting”), in the Exagen Administrative Offices, Training Room, 2175 Salk Avenue, 3rd Floor, Carlsbad, California 92008 at 9:00 a.m. Pacific Time and at any continuation, postponement or adjournment thereof. We may decide to hold the Annual Meeting in a different location or as a virtual-only meeting. If we hold a virtual-only meeting, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us and available on our website (www.exagen.com) and on our proxy website (www.proxydocs.com/XGN). Holders of record of shares of common stock, $0.001 par value per share (“Common Stock”), as of the close of business on April 15, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. As of the Record Date, there were 18,002,329 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. No other class of capital stock was outstanding as of the Record Date.

On or about April 30, 2025, we intend to begin sending to our stockholders as of the Record Date the Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement, how to vote online and our annual report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2025.

In this proxy statement, “Exagen,” the “Company,” “we,” “us” and “our” refer to Exagen Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 10, 2025

This proxy statement, the Internet Notice, our form of proxy card, and our 2024 Annual Report are available at: http://www.proxydocs.com/XGN/.

At this website, you will find a complete set of the following proxy materials: the Internet Notice; this proxy statement (with sample proxy card); and the 2024 Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before submitting a proxy or voting at the meeting.

To view these materials please have your 12-digit control number(s) available that appears on your Internet Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Stockholders may review directions to attend the meeting in person on our proxy website (www.proxydocs.com/XGN).

Additionally, you can find a copy of our 2024 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.exagen.com. You may also obtain a printed copy of our 2024 Annual Report, including our financial statements, free of charge, from us by sending a written request to our Corporate Secretary at 1261 Liberty Way, Vista, CA 92081. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PROPOSALS

At the Annual Meeting, there are four proposals scheduled for a vote:

1.

To elect two directors, John Aballi and Bruce C. Robertson, Ph.D., as Class III directors for a three-year term that expires at the 2028 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve by an advisory vote the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement; and

4.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our NEOs.

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card or vote your shares by telephone or Internet, your shares will be voted on your behalf as you direct. If not otherwise specified, the shares represented by the proxies will be voted, and the Board recommends that you vote, as follows:

1.	FOR each of the nominees for election as a Class III director as set forth in this proxy statement;

2.	FOR the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	FOR the approval of the advisory vote on the compensation of our NEOs, as disclosed in this proxy statement; and

4.	FOR the option of ONE YEAR as the preferred frequency for future advisory votes to approve the compensation of our NEOs.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2024 Annual Report available to our stockholders electronically via the

Internet. On or about April 30, 2025, we will begin mailing to our stockholders the Internet Notice, which contains instructions on how to access this proxy statement and our 2024 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2024 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to us associated with the printing and mailing of materials.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, we will provide copies of these documents, free of charge, upon written request to Exagen Inc., 1261 Liberty Way, Vista, California 92081. Such requests by street name holders should be made through their bank, broker or other holder of record.

Stockholders sharing an address that are receiving multiple copies of the Internet Notice can request delivery of a single copy of the proxy statement, 2024 Annual Report or Internet Notice by contacting their broker, bank or other intermediary or sending a written request to Exagen Inc. at the above address or by calling (760) 560-1501.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote on matters presented at the Annual Meeting?

The Record Date for the Annual Meeting is April 15, 2025. You are entitled to vote on the matters presented at the Annual Meeting if you were a record holder of the Company’s Common Stock at the close of business on the Record Date. Each outstanding share of Common Stock is entitled to one vote. At the close of business on the Record Date, there were 18,002,329 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Common Stock is our only class of stock entitled to vote.

What is the difference between being a “Record Holder” and holding shares in “Street Name”?

If, on the Record Date, your shares were registered directly in your name then you are a stockholder of record.

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

Am I entitled to vote if my shares are held in “Street Name”?

Yes. If your shares are held by a brokerage firm, bank, dealer or other similar organization, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials, along with instructions on how to vote your shares, are being provided to you by your brokerage firm, bank, dealer or other similar organization. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization on how to vote your shares, and such organizations are required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain, and present at the Annual Meeting, a legal proxy from your brokerage firm, bank, dealer or other similar organization.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. Under the Delaware General Corporation Law and our Amended and Restated Bylaws, as amended (the “Bylaws”), the presence at the Annual Meeting of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, on the Record Date, will constitute a quorum for the transaction of business at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.

Who can attend the Annual Meeting of Stockholders?

You may attend the Annual Meeting only if you are a record holder or beneficial owner of our Common Stock as of the Record Date. If you are a record holder you are entitled to vote at the Annual Meeting. If you hold your shares in street name you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization to vote at the Annual Meeting. We currently intend to hold the Annual Meeting in person. However, we may decide to hold the meeting in a different location or as a virtual-only meeting. If we hold a virtual-only meeting, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us and available on our website (www.exagen.com) and on our proxy website (www.proxydocs.com/XGN). We encourage you to check this website prior to the Annual Meeting if you plan to attend.

In order to be admitted into the Annual Meeting, your name must appear on the attendance list, and you must present government-issued photo identification (such as a driver’s license or passport). If your bank or broker holds your shares in street name, to attend the Annual Meeting you will also be required to present proof of beneficial ownership of our Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Common Stock at the close of business on the Record Date.

What if a quorum is not present at the Annual Meeting?

A quorum, once established at a meeting, will not be broken by the withdrawal of enough votes to leave less than a quorum. If a quorum is not present at the scheduled time of the Annual Meeting (i) the Chairman of the Annual Meeting or (ii) the holders of a majority of the shares entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, at the Annual Meeting, may adjourn the Annual Meeting until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

What does it mean if I receive more than one Internet Notice or more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

With respect to the election of directors, you may either vote “For” any one or more of the nominees to the Board or you may “Withhold” your vote for any one or more of the nominees. With respect to the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm and the advisory vote to approve the compensation of our NEOs, you may vote “For,” “Against” or “Abstain” from voting. With respect to the advisory vote on the frequency of holding an advisory vote on the compensation of our NEOs, you may vote “One Year,” “Two Years,” “Three Years” or “Abstain” from voting.

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person.

If you are a record holder, there are several ways for you to vote your shares:

•

By Telephone: You can vote by telephone by calling 1-866-475-8889 and following the instructions provided in the Internet Notice or on the proxy card. Telephone voting facilities for stockholders of record will be available 24 hours a day, seven days a week. Votes can be made up to 9.00 a.m. Pacific Time on Tuesday, June 10, 2025.

•

By Internet: You can vote over the Internet at www.proxypush.com/XGN by following the instructions provided in the Internet Notice or on the proxy card. Internet voting facilities for stockholders of record will be available 24 hours a day, seven days a week. Votes can be made up to 9.00 a.m. Pacific Time on Tuesday, June 10, 2025.

•

By Mail: If you received a printed copy of the proxy materials, you can vote by mail by signing, dating and mailing the proxy card that accompanied the printed proxy materials and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.

•	In Person: You may still attend the meeting and vote in person even if you have already voted by proxy. We will provide you with a ballot at the Annual Meeting.

If you are a beneficial owner of shares that are held in street name through a brokerage firm, bank, dealer or other similar organization, you will receive instructions on how to vote from that organization rather than from us. You must follow their instructions in order for your shares to be voted. Generally, you will have three options for returning your proxy and voting your shares.

•

By the Method Listed on your Voting Instruction Card: Please refer to your voting instruction card or other information provided by your bank, broker or other agent to determine whether you may vote by telephone or electronically on the Internet and follow the instructions on the voting instruction card or other information provided by your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank, broker or other agent does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.

•	By Mail: You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other agent.

•

In Person: If you would like to vote your shares in person at the Annual Meeting, you will need to contact your brokerage firm, bank, dealer or other similar organization to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

Can I change or revoke my vote after I submit my proxy?

Yes. If you are a record holder, you may revoke your proxy and change your vote any time before the proxy is voted at the Annual Meeting:

•	by submitting a duly executed proxy bearing a later date than your prior proxy;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Corporate Secretary of the Company prior to or at the Annual Meeting; or

•	by voting in person at the Annual Meeting.

We may decide to hold the meeting in a different location or as a virtual-only meeting. If we hold a virtual-only meeting, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us and available on our website (www.exagen.com) and on our proxy website (www.proxydocs.com/XGN).

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot at the Annual Meeting.

Who will count the votes?

Mediant Communications, Inc. is expected to tabulate the votes and an employee of the Company is expected to be our inspector of election and will certify the votes.

What if I do not specify how my shares are to be voted?

If you are a record holder and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you are a record holder and submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page two of this proxy statement, along with the description of each proposal in this proxy statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What are broker non-votes and do they count for determining a quorum?

Shares represented by proxies that reflect a broker non-vote will be counted as present for purposes of determining the presence of a quorum. As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares on a particular matter. A broker has discretionary power to vote shares without instruction from the beneficial owner on routine matters, such as the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm. Thus, broker non-votes are not expected on that proposal. If a broker does not exercise this authority, this will have no effect on that proposal. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Broker non-votes on the election of directors, the non-binding advisory vote to approve the compensation of our NEOs and the non-binding vote on whether to hold such an advisory vote every one, two or three years, each a non-routine matter, will have no effect because they are not considered a vote cast. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. As described above, a “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

What is an Abstention and how will votes Withheld and Abstentions be treated?

Shares of Common Stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A vote “withheld” in the case of the proposal regarding the election of directors or an “abstention” in the case of the ratification of the appointment of BDO USA, P.C., the non-binding advisory vote to approve the compensation of our NEOs and the non-binding advisory vote on the frequency of holding a vote on the compensation of our NEOs represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the two directors that receive the highest number of votes will be elected, and abstentions are not considered to be votes cast and will have no effect on the ratification of the appointment of BDO USA, P.C., the non-binding advisory vote to approve the compensation of our NEOs and the non-binding advisory vote on the frequency of holding an advisory vote on the compensation of our NEOs.

How many votes are required for the approval of the proposals to be voted upon and how will Abstentions and Broker Non-Votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two	Abstentions and broker non-votes will have no effect.

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions will have no effect. As this is a “routine” proposal, if you do not provide voting instructions to your bank, broker or other nominee, your bank, broker or other nominee will have discretion to vote your shares on this proposal.

Proposal 3: Advisory Vote to Approve the Compensation of our NEOs	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions and broker non-votes will have no effect.

Proposal 4: Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our NEOs	The frequency of holding an advisory vote on the compensation of our NEOs – every year, every two years or every three years – receiving the affirmative vote of a majority of the votes cast. Although the advisory vote is non-binding, the Compensation Committee of the Board (the “Compensation Committee”) will review the voting results and take them into consideration when determining the frequency of holding an advisory vote on the compensation of our NEOs for the next six years.	Abstentions and broker non-votes will have no effect.

Will any other business be conducted at the Annual Meeting?

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K (a “Form 8-K”), which we intend to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSALS TO BE VOTED ON

Proposal 1 - Election of Directors

At the Annual Meeting, two (2) Class III directors are to be elected to hold office for three-year terms expiring at the 2028 annual meeting of stockholders and until each such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Based on the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), the Board has nominated John Aballi and Bruce C. Robertson, Ph.D. for re-election as Class III directors at the Annual Meeting.

Our Amended and Restated Certificate of Incorporation (the “Charter”) and Bylaws provide that the authorized number of directors shall be fixed from time to time exclusively by resolution adopted by the Board. As of the date hereof, we have seven (7) authorized directors on our Board. Between April 22, 2024 and April 23, 2024, Brian Birk, Wendy Johnson and Ebetual Pallares, Ph.D. each notified the Board of each of their decisions to resign as members of the Board, including all committees thereof, effective as of the date of the 2024 annual meeting of stockholders (the “2024 Annual Meeting”). On April 25, 2024, upon the recommendation of the Nominating Committee, and pursuant to the Bylaws of the Company, the Board appointed, effective as of the date of the 2024 Annual Meeting, Scott D. Kahn, Ph.D., to serve as a Class I director.

As set forth in our Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election, until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The following table summarizes the class, ages as of April 15, 2025, independence and committee membership of our director nominees and those directors whose terms will begin, or will not end, at the Annual Meeting:

Name	Age	Position	Independent	Committee Membership
CLASS III DIRECTORS NOMINEES - Nominated for Re-election with Terms to Expire at the 2028 Annual Meeting
John Aballi	40	President, Chief Executive Officer, and Director
Bruce C. Robertson, Ph.D.	62	Director	X	Compensation (Chair), Nominating and Governance

CLASS I DIRECTORS - Terms to Expire at the 2026 Annual Meeting
Tina S. Nova, Ph.D.	71	Executive Chairman of the Board
Scott D. Kahn, Ph.D.	65	Director	X	Compensation, Nominating and Governance

CLASS II DIRECTORS - Terms to Expire at the 2027 Annual Meeting
Ana Hooker	59	Director	X	Audit, Nominating and Governance (Chair)
Paul Kim	57	Director	X	Audit, Compensation
Frank Stokes	55	Director	X	Audit (Chair)

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock entitled to vote in the election of directors.

In the event any of the director nominees should become unable to serve, or will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

Each of our directors and director nominees brings to the Board significant leadership experience derived from their professional experience and service as executives or board members of other companies. The process undertaken by the Nominating Committee in recommending qualified director candidates is described below under “Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Information Regarding Directors

The information set forth below as to the directors and director nominees has been furnished to us by the directors and director nominees:

Nominees for Election to the Board of Directors:

Class III Directors (Terms to Expire at the 2028 Annual Meeting, if reelected)

John Aballi has served as President and Chief Executive Officer of the Company and a member of our Board since October 2022. Mr. Aballi served as Senior Vice President, General Manager of Urology and Clinical Laboratory Improvement Amendments (“CLIA”) and as Chief Operating Officer of Veracyte, Inc. (NASDAQ: VCYT) (“Veracyte”), a molecular diagnostic company, from April 2021 to October 2022. In this role, he maintained profit and loss responsibility for the business unit, ultimately expanding the urology franchise to over $120 million in annual revenue while maintaining responsibility for the company’s market access, billing, and customer service functions in addition to Veracyte’s four U.S.-based CLIA laboratories. Prior to this role, from August 2018 to March 2021, Mr. Aballi served as the Senior Vice President and Chief Operating Officer of Decipher Biosciences, Inc. (“Decipher”), a biotechnology company focused on genomic tests for urological cancers. Mr. Aballi was a key member of the leadership team which transformed Decipher to the market leader in genomic testing for prostate cancer. Mr. Aballi was responsible for all aspects of operations including sales, quality management, medical operations, customer service, software development, assay development, billing, managed care, and laboratory operations. From September 2015 to August 2018, Mr. Aballi served as the Head of Operations of Molecular Stethoscope, Inc. (“Molecular Stethoscope”), a company developing cell-free RNA based diagnostics. Prior to joining Molecular Stethoscope, Mr. Aballi served in various senior roles at Genoptix, Inc., a clinical oncology lab (“Genoptix”), from January 2007 to September 2015. Mr. Aballi was a member of the board of directors of PFS Genomics Inc., a molecular diagnostic company specializing in proprietary signature development in breast cancer, from March 2021 to May 2021. Mr. Aballi holds a B.S. and a B.A. from University of California, San Diego in biochemistry and cell biology and economics, respectively, and an M.B.A. from California Baptist University. The Board believes Mr. Aballi is qualified to serve as a member of the Board because of his extensive experience in management of life sciences and diagnostic companies and board service.

Bruce C. Robertson, Ph.D. has served as a member of our Board since July 2019. Since October 2005, Dr. Robertson has served as Managing Director of H.I.G. Capital, LLC, a global private equity and investment firm. Dr. Robertson previously served as a Managing Director of Toucan Capital, an early-stage venture capital firm, from December 2003 to September 2005. Dr. Robertson served as a member of the board of directors of Augmedics, Inc., since March 2021, CardioFocus, Inc. since April 2016, and Zerigo Health, Inc. since May 2021. Dr. Robertson has also previously served as a member of the board of directors of Clarus Therapeutics, Inc. from November 2007 to September 2021, Iconic Therapeutics, Inc. from April 2014 to July 2022, RxSight, Inc. (NASDAQ: RXST) from June 2015 to July 2021, and Apollo Endosurgery, Inc. from September 2017 to February 2022. Dr. Robertson holds a B.S.E. in chemical engineering and a B.A. in mathematics from the University of Pennsylvania, an M.B.A. from Harvard Business School, and a Ph.D. in chemical engineering from the University of Delaware. The Board believes Dr. Robertson is qualified to serve as a member of the Board because of his medical and research background and his extensive experience as an investor in the medical technologies industry.

Other Members of the Board of Directors:

Class I Directors (Terms to Expire at the 2026 Annual Meeting)

Tina S. Nova, Ph.D. has served as a member of our Board since July 2019 and became the Board’s Executive Chairman in June 2023. Recently, she served as President of the U.S. CLIA business at Veracyte from March 2021 until her retirement in September 2023. Prior to that time, Dr. Nova served as Chief Executive Officer and President of Genoptix from March 2000 to February 2021. When Genoptix was acquired by Novartis AG (NYSE: NVS), a pharmaceutical company, she continued with the company until April 2014. She then joined Decipher, a biotechnology company focused on genomic tests for urological cancers, in August 2015 and served as its Chief Executive Officer and President of Decipher from August 2018 to March 2021. From September 2015 to July 2018, Dr. Nova served as Chief Executive Officer and President of Molecular Stethoscope, a molecular diagnostics company. Prior to that time, Dr. Nova joined Illumina, Inc. (NASDAQ: ILMN) (“Illumina”), a biotechnology company, in April 2014, and served as its Executive Vice President General Manager of its oncology business unit from July 2014 to September 2015. Dr. Nova formerly served on the board of directors and as board chairman of the biotechnology companies Arena Pharmaceuticals, Inc., from September 2004 to March 2022, OpGen, Inc. (NASDAQ: OPGN) (“OpGen”) from April 2017 to March 2020, and Veracyte from November 2015 to February 2021. Dr. Nova has served as a member of the board of directors of Azenta, Inc. (NASDAQ: AZTA), a genomics and bioprocessing technology company, since February 2023, and as a member of the non-profit board of directors of Rady Children’s Institute of Genomic Medicine, a nonprofit research organization seeking to improve diagnostic care for neonatal and pediatric rare disease patients, since July 2016. She previously served as a member of the board of directors of Veracyte from November 2015 to February 2021, and OpGen from April 2017 to March 2020. She holds a B.S. in biological sciences from the University of California, Irvine and a Ph.D. in biochemistry from the University of California, Riverside, and completed a postdoctoral fellowship at New York University Medical School. The Board believes Dr. Nova is qualified to serve as a member of the Board because of her extensive leadership, business, and scientific expertise in diagnostics and the biopharmaceutical industry, and her experience in successfully developing, launching, and commercializing medical products.

Scott D. Kahn, Ph.D. has served as a member of our Board since June 2024. From January 2018 until February 2024, he served as the Chief Information and Privacy Officer at LunaPBC, Inc., a privately-held, venture-backed public benefit corporation and corporate founder of LunaDNA (a community-owned genomic and health data platform). At LunaPBC, Dr. Kahn was responsible for all informatics and data science strategy. Through his work with the Helmsley Charitable Trust (a global philanthropy organization) from April 2017 to December 2021, Dr. Kahn worked on data privacy and data sharing policies for biomedical organizations globally. Since January 2019, he has served on the Board of Directors for the Rady Children’s Institute of Genomic Medicine, a nonprofit research organization seeking to improve diagnostic care for neonatal and pediatric rare disease patients. Since December

2021, Dr. Kahn has also served as the Chairman of the Board for Blue Circle Health, a nonprofit organization offering virtual care programs for adults with type 1 diabetes. Previously, Dr. Kahn served 11 years as the first Chief Information Officer for Illumina (NASDAQ: ILMN), and he was also an executive leader in Illumina’s Enterprise Informatics Unit. He organized the Genome Informatics Alliance for five years to drive interdisciplinary thought leadership focused on the future of Next Generation Sequencing and its role in precision medicine, healthcare, and other applied markets. Dr. Kahn has a Ph.D. in Theoretical Organic Chemistry from the University of California, Irvine and was a Fellow Commoner of Churchill College at the University of Cambridge in England. The Board believes that Dr. Kahn is qualified to serve as a member of the Board because of his extensive experience in health data sharing and data privacy and his service as a director for numerous companies.

Class II Directors (Terms to Expire at the 2027 Annual Meeting)

Ana Hooker has served as a member of our Board since July 2021. Ms. Hooker has served as Chief Laboratory Officer of Exact Sciences Corporation (NASDAQ: EXAS) (“Exact Sciences”), a molecular diagnostics company, since February 2023. Ms. Hooker joined Exact Sciences in March 2013 with a focus on opening a new clinical laboratory in preparation for the launch of Cologuard, a cancer screening test. Prior to joining Exact Sciences, Ms. Hooker was at Associated Regional and University Pathologists, Inc. (“ARUP Laboratories”), a nonprofit national reference laboratory, from March 1999 to December 2014. While at ARUP Laboratories, Ms. Hooker held positions of increasing responsibility, including Group Manager for the Divisions of Oncology and Genetics, Technical Supervisor of the University of Utah Hospital Clinical Laboratories, Vice President, Division Manager for Genetics and Senior Vice President, Division Manager for Anatomic Pathology, Oncology and Genetics. Ms. Hooker currently serves as a member of the board of directors of Big Brothers, Big Sisters of Dane County, a nonprofit youth mentoring organization, since January 2016, and the Overture Center for the Arts, a nonprofit performing arts center, since October 2017. Ms. Hooker is also a member of the Latino Professional Association, Latino Corporate Directors Association and the Association of Molecular Pathology. Ms. Hooker earned a B.S. in chemistry and biology from Kansas State University, a Medical Technologist degree from Hays Pathology Laboratories, and an M.B.A. from Westminster College. The Board believes Ms. Hooker is qualified to serve on the Board because of her significant experience in molecular diagnostics.

Paul Kim has served as a member of our Board since July 2023. Mr. Kim has served as Chief Financial Officer of Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent”), a genetic testing company, since February 2016. Prior to his service at Fulgent, Mr. Kim was retired from 2011 until 2015 and served as Chief Financial Officer of Cogent Biosciences, Inc., a publicly traded biometric identification services and product company (NASDAQ: COGT), from 2004 to 2011. Mr. Kim’s past experience also includes service as the Chief Financial Officer of JNI Corporation (NASDAQ: JNIC) (“JNI”), a publicly traded storage area network technology company, from 2002 to 2003, as Vice President, Finance and Corporate Controller at JNI from October 1999 to August 2002 and as Vice President of Finance and Administration of Datafusion Inc., a privately held software development company, from 1998 to 1999. From April 1996 to January 1998, Mr. Kim was the Corporate Controller of Interlink Computer Sciences, Inc., a publicly traded enterprise software company. From 1990 to 1996, Mr. Kim worked as an accountant and later an Audit Manager for Coopers and Lybrand L.L.P., an accounting firm. Mr. Kim received a B.A. in economics from the University of California, Berkeley and is a Certified Public Accountant. The Board believes that Mr. Kim is qualified to serve on the Board because of his executive experience and experience in the life sciences and technology industries.

Frank Stokes has served as a member of our Board since June 2021. Mr. Stokes has served as Chief Financial Officer of Castle Biosciences, Inc. (NASDAQ: CSTL), a diagnostics company, since December 2017. From January 2017 to December 2017, Mr. Stokes served as Chief Financial Officer of Hammock Pharmaceuticals, Inc., a specialty pharmaceutical company focused on the development and commercialization of women’s health and urology products. From May 2011 to December 2016, Mr. Stokes served as a Managing Director of Leerink Swann LLC (now Leerink Partners LLC (“Leerink”)). Mr. Stokes also held positions as Managing Director at Robert W. Baird & Co. Incorporated and Wachovia Securities, LLC, both of which are financial services companies. While at Leerink and Robert W. Baird & Co., Mr. Stokes led the Life Sciences, Tools and Diagnostics Sector investment banking efforts, and managed financings and mergers and acquisitions transactions. Mr. Stokes holds a B.S. in business administration, a J.D., and an M.B.A. from the University of North Carolina at Chapel Hill. The Board believes Mr. Stokes is qualified to serve on the Board because of his financial expertise and executive experience and experience in the diagnostics and life sciences industries.

A plurality of the shares voted for each nominee at the Annual Meeting is required to elect each nominee as a Class III director.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF JOHN ABALLI AND BRUCE C. ROBERTSON, PH.D. AS CLASS III DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board (the “Audit Committee”) has appointed BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of BDO USA, P.C. is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is good corporate governance practice.

BDO USA, P.C. has served as our independent registered public accounting firm since 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of BDO USA, P.C. is expected to attend the Annual Meeting and to have an opportunity to make a statement if they intend to do so. This representative will also be available to respond to appropriate questions from stockholders.

In the event that the appointment of BDO USA, P.C. is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2025. Even if the appointment of BDO USA, P.C. is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interests of the Company.

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of BDO USA, P.C., our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit and other services:

	Fiscal Year Ended December 31,
Fee Category	2024	2023
Audit Fees(1)	$616,454	$581,461
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$616,454	$581,461

(1)

Audit fees consist of fees for the audit of our financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and the issuance of consents and comfort letters in connection with registration statements.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO USA, P.C., and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy that prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that fiscal year for each of four categories of services to the Audit Committee for approval.

1.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services.

2.

Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.

Tax services include all services performed by an independent registered public accounting firm’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

The Audit Committee pre-approves the engagement of the independent registered public accounting firm and the provision of audit services and audit-related services on an annual basis. The Audit Committee also pre-approves the particular tax and all other services on a case-by-case basis and does not delegate approval to management. All of the services of BDO USA, P.C., for fiscal years ended December 31, 2024 and 2023 described above were pre-approved by the Audit Committee in accordance with this policy.

The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Proposal 3 – Advisory Vote on Approval of the Compensation of Our NEOs as Disclosed in this Proxy Statement

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on the approval of the compensation of our NEOs as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies. We take into account various financial measures such as revenue, gross margin percentage and adjusted EDBITA, among others, when setting executive compensation.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Exagen Inc., as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

Proposal 4 – Advisory Vote on Approval of the Frequency of Holding an Advisory Vote on the Compensation of Our NEOs

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our NEOs. In particular, we are asking whether the advisory vote on the compensation of our NEOs (Proposal 3) should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our NEOs to our stockholders.

The Compensation Committee, Board and management believe that it is appropriate and in our best interests for our stockholders to vote in favor of an annual advisory vote on the compensation of our NEOs. An advisory vote each year will permit our stockholders to provide annual feedback to us on our compensation policies, practices and compensation awards for our NEOs. This is consistent with our policy of giving stockholders the opportunity to voice concerns with management or our Board under our previously established policy on communications with our Board. An annual advisory vote will give the Board, the Compensation Committee and management more timely feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our NEOs.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Boards recommendation. The affirmative vote of a majority of the shares votes cast affirmatively or negatively for every year, every two years or every three years will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our NEOs is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF HOLDING A VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH FREQUENCY UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

REPORT OF AUDIT COMMITTEE OF THE BOARD

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Audit Committee and the Board have also recommended, subject to stockholder approval, the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,

Audit Committee
Frank Stokes, Chair
Ana Hooker
Paul Kim

EXECUTIVE OFFICERS

The following table identifies our executive officers and their respective ages as of April 15, 2025:

Name	Age	Position
John Aballi	40	President, Chief Executive Officer and Director
Jeffrey Black	56	Chief Financial Officer and Corporate Secretary

The following is biographical information for our executive officers other than Mr. Aballi, whose biographical information is included under the heading “Class III Directors (Nominated for Re-election with Terms to Expire at the 2028 Annual Meeting, if reelected)” above.

Jeffrey Black has served as our Chief Financial Officer and Corporate Secretary since September 2024. Mr. Black previously served as Chief Financial Officer of Standard BioTools Inc. (NASDAQ: LAB), a publicly traded, biological research equipment company, from May 2023 to August 2024. Previously, Mr. Black served as Senior Vice President and Chief Financial Officer of Apollo Endosurgery Inc. (“Apollo”) (NASDAQ: APEN), a publicly traded, medical technology company focused on endoscopic therapies for gastrointestinal conditions and interventional treatment of obesity, from August 2021 to April 2023. Prior to joining Apollo, Mr. Black served as Executive Vice President and Chief Financial Officer of Alphatec Holdings, Inc. (“Alphatec”) (NASDAQ: ATEC), a publicly traded, medical technology company focused on the surgical treatment of spinal disorders, from March 2017 to April 2021. Prior to joining Alphatec, Mr. Black was Senior Vice President and Chief Financial Officer of Applied Proteomics, Inc., a proteomics-based diagnostics company; Senior Vice President and Chief Financial Officer of AltheaDx, Inc., a pharmacogenetics diagnostics company; and Senior Vice President and Chief Financial Officer of Verenium Corporation, an industrial biotechnology company. Mr. Black began his career at Ernst & Young LLP. Mr. Black previously served as a member of the board of directors and audit chairperson of Cellana, Inc., a privately held company and developer of algae-based bioproducts until March 2025. Mr. Black received his B.S. in business from the University of Arizona.

CORPORATE GOVERNANCE

General

The Board has adopted Corporate Governance Guidelines, a Code of Conduct and Ethics and charters for our Nominating Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.exagen.com, or by writing to our Corporate Secretary at our offices at 1261 Liberty Way, Vista, CA 92081. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Director Independence

The Board currently consists of seven members. The Board has determined that all of our current directors, other than Mr. Aballi and Dr. Nova, are independent directors in accordance with the applicable SEC rules and listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board has made a subjective determination as to each independent director and director nominee that no relationships exist, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors (and director nominees) and us with regard to each director’s or director nominee’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors, director nominees or executive officers.

Director Nomination Process

Our Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) for election or appointment, the Nominating Committee, in recommending candidates for election, and the Board will take into account many factors, including the following:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	experience as a board member or executive officer of another publicly-held company;

•	strong finance experience;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•	diversity of background and perspective;

•	experience relevant to our business industry and with relevant social policy concerns; and

•	relevant academic expertise or other proficiency in an area of our business operations.

Currently, the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem to be in the best interests of our Company and our stockholders. The Nominating Committee does, however, believe it appropriate for at least one member of our Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board meet the definition of “independent director” under Nasdaq qualification standards. The Nominating Committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of our Board.

Identification and Evaluation of Nominees for Directors

The Nominating Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating Committee’s criteria for Board service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election or if the Board decides to expand its size, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating Committee generally polls our Board and members of management for their recommendations. The Nominating Committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The Nominating Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the Nominating Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of our Company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the Nominating Committee makes its recommendation to our Board.

We have not received director candidate recommendations from our stockholders, and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by members of our Board, management or other parties are evaluated.

Under our Bylaws, a stockholder wishing to suggest a candidate for director should write to our Corporate Secretary and provide such information about the stockholder and the proposed candidate as is set forth in our Bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the Nominating Committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the 2026 Annual Meeting, the recommendation should be received by our Corporate Secretary at our principal executive offices located at 1261 Liberty Way, Vista, California 92081 in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.”

Communication from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Executive Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Corporate Secretary, Exagen Inc., 1261 Liberty Way, Vista, California 92081.

Director Attendance at Annual Meetings

In April 2024, the Company adopted a policy requiring that each member of the Board make every effort to attend the annual meetings of stockholders of the Company. All members of our Board attended our 2024 Annual Meeting.

Board Leadership Structure - Separate Executive Chairman

The Board is currently led by its Executive Chairman, Tina S. Nova, Ph.D. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We separate the roles of Chief Executive Officer and Executive Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company, while the Executive Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe that this separation of responsibilities provides a balanced approach to managing the Board and overseeing our Company.

The Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

The Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable the Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, cybersecurity, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, cybersecurity, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating Committee manages risks associated with the independence of the Board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.

Annual Board Evaluation

Our Corporate Governance Guidelines require the Nominating Committee to oversee an annual assessment by the Board of the Board’s performance. As provided in our Corporate Governance Guidelines, the Nominating Committee is responsible for establishing the evaluation criteria and implementing the process for such evaluation.
Code of Ethics

We have a written Code of Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code in the “Corporate Governance” section of the “Investors” page on our website located at www.exagen.com.
In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.
Insider Trading Policy

Our Board has adopted an insider trading policy governing the purchase, sale and other transactions in our securities by our directors, officers, employees and certain other covered persons. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards. The policy prohibits our directors, officers, employees and certain other covered persons from illegally trading in Company securities and related derivative securities while aware of material non-public
information about the Company or its securities. Additionally, certain individuals are prohibited from trading securities during various times throughout the year, and certain individuals must receive preclearance from our Chief Financial Officer prior to trading. Our insider trading policy is filed as an exhibit to our 2024 Annual Report.
Policy Prohibiting Hedging

Our Insider Trading Compliance Policy applies to all officers, directors, employees of the Company and certain consultants specified by management and prohibits all hedging transactions involving the Company’s equity securities, such as zero-cost
collars and forward sale contracts.
Policies and Practices Related to the Grant of Certain Equity Awards

Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of the compensation committee.
Typically, our practice is to make annual award grants at regularly scheduled meetings. Our policy is to not grant stock options or similar awards in anticipation of the release of material non-public information
and to not time the release of
material non-public information
based on an equity award grant date, but some option grants may be granted close in time to the release of material non-public
information to the extent those options are being granted upon hiring of new executive officers or in connection with annual grants being made as part of our director compensation policy.
During the year ended December 31, 2024, we did not time the disclosure of material non-public
information for the purpose of affecting the value of executive compensation, and none of our NEOs were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a
Form 10-Q,
Form 10-K, or
Form 8-K that
disclosed
material non-public information,
and ending one business day after the filing or furnishing of such reports.

Attendance by Members of the Board of Directors at Meetings

There were five regular meetings of the Board (including telephonic meetings) and no special meetings during the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, each director attended at least 75% of the aggregate of all meetings of the Board and each director attended at least 75% of meetings of the committees on which such director served, during the period in which he or she served as a director.

Committees of the Board and Independence

The Board has established three standing committees - audit, compensation and nominating and corporate governance.

The current members of each of the Board committees and committee chairs are set forth in the following chart.

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Ana Hooker	X		C
Paul Kim †	X	X
Scott D. Kahn, Ph.D.		X	X
Tina S. Nova, Ph.D.
Bruce C. Robertson, Ph.D.		C	X
Frank Stokes †	C

C	Committee Chairman
†	Financial Expert

Audit Committee

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

•	appointing our independent registered public accounting firm;

•	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

•	discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;

•	reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing on a periodic basis, or as appropriate, any investment policy and recommending to the Board any changes to such investment policy;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;

•	preparing the report that the SEC requires in our annual proxy statement;

•	reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics;

•	reviewing and evaluating, at least annually, the performance of the Audit Committee and its members including compliance of the Audit Committee with its charter;

•	discussing the Company’s policies with respect to risk assessment and risk management, including with respect to cybersecurity; and

•	overseeing the Company’s Environmental, Social and Corporate Governance strategy, initiatives and policies.

The members of our Audit Committee are Mr. Stokes, Ms. Hooker and Mr. Kim. Mr. Stokes serves as the Chairman of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that Mr. Stokes and Mr. Kim are “audit committee financial experts” as defined by applicable SEC rules and have the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Board has determined each of Mr. Stokes, Ms. Hooker and Mr. Kim are independent under the applicable rules of the SEC and Nasdaq. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, which the Audit Committee will review and evaluate at least annually. A copy of the charter for our Audit Committee is available on our investor relations website at investors.exagen.com under Investors—Governance—Governance Documents. The Audit Committee met four times during the fiscal year ended December 31, 2024.

Both our external auditor and internal financial personnel meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee

Our Compensation Committee reviews, approves and recommends to the Board policies relating to compensation and benefits of our officers, employees and directors. The Compensation Committee approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves, or makes recommendations to the Board, regarding our incentive compensation plans, equity-based plans and executive severance plans and arrangements. The Compensation Committee has the authority to administer any such plans and arrangements and to approve grants of cash-based and equity-based awards under such plans. In addition, the Compensation Committee periodically reviews, and recommends to the Board, compensation for service on the Board and any committees of the Board. The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee will review and evaluate, at least annually, its charter, as well as review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The

Compensation Committee has engaged Frederick W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant, to assist in making decisions regarding the amount and types of compensation to provide our executives and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by FW Cook which compared our compensation to that of a group of peer companies within our industry. The Compensation Committee also met with FW Cook to discuss our executive and non-employee director compensation and receive input and advice. FW Cook reported directly to the Compensation Committee.

The Compensation Committee seeks input and recommendations from Messrs. Aballi and Black, Chief Executive Officer and Chief Financial Officer, respectively, regarding base salary, annual incentive award levels, and long-term incentive grants for the executive officer group (other than themselves). Messrs. Aballi and Black make these recommendations based on guidelines provided by the Compensation Committee and judgments regarding individual performance. Neither Mr. Aballi nor Black is involved with any aspect of determining their own pay.

The members of our Compensation Committee are Dr. Robertson, Dr. Kahn and Mr. Kim. Dr. Robertson serves as the Chairman of the committee. Our Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. A copy of the charter for our Compensation Committee is available on our investor relations website at investors.exagen.com under Investors - Governance—Governance Documents. The Compensation Committee met one time during the fiscal year ended December 31, 2024.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for assisting the Board in discharging the Board’s responsibilities regarding the identification of qualified candidates to become board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on the Board and any committees thereof. In addition, the Nominating Committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to the Board concerning governance matters and oversight of the evaluation of the Board. The members of our Nominating Committee are Ms. Hooker, Dr. Kahn and Dr. Robertson. Ms. Hooker serves as the Chairperson of the Nominating Committee. The Board has determined that Dr. Kahn and each member of this committee is independent under the applicable rules and regulations of Nasdaq relating to Nominating Committee independence. The Nominating Committee operates under a written charter, which the Nominating Committee will review and evaluate at least annually. A copy of the charter for our Nominating Committee is available on our investor relations website at investors.exagen.com under Investors - Governance—Governance Documents. The Nominating Committee met two times during the fiscal year ended December 31, 2024.

Executive and Director Compensation

The following tables and accompanying narrative disclosure set forth information about the compensation provided to our NEOs during the year ended December 31, 2024, who were:

•	John Aballi, President, Chief Executive Officer, Director and former Interim Chief Financial Officer;

•	Jeffrey Black, Chief Financial Officer and Corporate Secretary; and

•	Kamal Adawi, our former Chief Financial Officer and Corporate Secretary.

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our NEOs for services rendered during the years ended December 31, 2024 and 2023.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
John Aballi	2024	525,000	—	353,500	288,750	17,250	1,184,500
President, Chief Executive Officer, and Director(5)	2023	525,000	76,125	—	317,625	13,200	931,950
Jeffrey Black	2024	141,536	125,000	670,500	84,000	—	1,021,036
Chief Financial Officer and Corporate Secretary(6)	2023	—	—	—	—	—	—
Kamal Adawi	2024	253,684	—	151,500	—	385,106	790,290
Former Chief Financial Officer and Corporate Secretary(7)	2023	406,477	35,083	239,000	221,327	13,200	915,087

(1)	Amounts represent the discretionary cash bonus paid in March 2024, and a sign on bonus paid to Jeff Black in September 2024. For additional information, see “Cash Bonuses” below.
(2)

Amounts represent the aggregate grant date fair value of restricted stock unit awards granted to the NEO in the applicable year, as computed in accordance with ASC Topic 718, Compensation-Stock Compensation, rather than the amounts paid to or realized by the NEO. For a discussion of valuation assumptions used in the calculations, see Note 2 and Note 9 to our audited financial statements in our 2024 Annual Report.

(3)

Amounts for 2024 and 2023 represent the non-discretionary portion of cash bonuses paid in March 2025 and March 2024 with respect to 2024 and 2023 corporate performance under the bonus plan. For additional information, see “Cash Bonuses” below.

(4)

Amounts for 2024 and 2023 represent employer matching contributions under our 401(k) plan on behalf of each NEO, and severance payments and paid time off payouts to Mr. Adawi in the amounts of $319,549 and $48,307, respectively.

(5)

Mr. Aballi was appointed as Interim Chief Financial Officer in July 2024 and resigned as Interim Chief Financial Officer in September 2024. Mr. Aballi did not receive additional compensation for the time he served as Interim Chief Financial Officer.

(6)	Mr. Black was appointed as the Company’s Chief Financial Officer and Corporate Secretary in September 2024.
(7)	Mr. Adawi resigned as the Company’s Chief Financial Officer and Corporate Secretary in July 2024.

2024 Fiscal Year Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2024 to each of our NEOs.

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards (Target ($))	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
John Aballi	2/20/24	262,500	175,000	(1)	—	—	2.02
Jeffrey Black	9/1/2024	76,667	225,000	(2)	—	—	2.98
Kamal Adawi	2/20/24	109,644	75,000	(1)	—	—	2.02

(1)

Messrs. Aballi and Adawi each received restricted stock unit (“RSU”) awards on February 20, 2024 for their performance during the fiscal year ended December 31, 2023. The RSUs will vest with respect to 25% of the restricted stock units on each of the first, second, third and fourth anniversaries of the grant date, subject to the grantee’s continued service. Mr. Adawi resigned as the Company’s Chief Financial Officer and Corporate Secretary in July 2024 and forfeited the unvested portion of his RSUs on such date.

(2)

Mr. Black received his new hire RSU award on September 1, 2024. The RSUs will vest with respect to 25% of the RSUs on each of the first, second, third and fourth anniversaries of the grant date, subject to the grantee’s continued service.

Narrative Disclosure to Summary Compensation Table

Base Salaries

Our NEOs receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2023 base salaries of our NEOs were $525,000 and $406,477 for Messrs. Aballi and Adawi, respectively. The 2024 base salaries of our NEOs were $525,000 and $460,000, and $418,672 for Messrs. Aballi, Black, and Adawi, respectively.

We expect that base salaries for our NEOs will continue to be reviewed periodically by our Compensation Committee, with adjustments expected to be made generally in accordance with the considerations described above and to maintain base salaries at competitive levels.

Cash Bonuses

Our NEOs are eligible to earn cash bonuses based on corporate and individual performance measures for the applicable year which, at the discretion of the Compensation Committee, may be further adjusted based on the individual performances of each NEO. For 2023, Mr. Aballi was eligible to receive a target bonus of up to 50% of his base salary and Mr. Adawi was eligible to receive a target bonus of up to 45% of his base salary. For 2024, Mr. Aballi was eligible to receive a target bonus of up to 50% of his base salary and Mr. Black was eligible to receive a target bonus of up to 50% of his base salaries, prorated for his start date.

For 2023, annual bonus payments were based in part on the achievement of pre-established objective performance goals for revenue, Adjusted EBITDA, cash balance, trailing-twelve-month average sales price, cost of sales and employee turnover, weighted 20%, 20%, 20%, 13.3%, 13.3% and 13.3%, respectively, to determine each executive’s bonus opportunity. Award opportunities for each goal were established at target and maximum levels. Achievement at or above maximum for each goal was capped at 150% of target. Straight-line interpolation is used to calculate the 2023 bonus payouts associated with actual results falling between goals. The goals were set at levels that were expected to be challenging but achievable at the outset of the year. For 2024, annual bonus payments were based in part on the achievement of pre-established objective performance goals for revenue, cost of goods sold (“COGS”), trailing twelve months average sales price, cash balance and employee turnover, weighted 40%, 12.5%, 12.5%, 25%, and 10%, respectively, to determine each executive’s bonus opportunity. Award opportunities for each goal were established at target and maximum levels. Achievement at or above maximum for each goal was capped at 150% of target. Straight-line interpolation is used to calculate the 2024 bonus payouts associated with actual results falling between goals. The goals were set at levels that were expected to be challenging but achievable at the outset of the year.

In 2023, actual performance of our goals for revenue, Adjusted EBITDA, cash balance, trailing-twelve-month average sales price, cost of sales and employee turnover, were achieved at 115%, 145%, 135%, 109%, 93% and 113%, respectively, of the target goals. In 2024, actual performance of our goals for revenue, COGS, trailing twelve months average sales price, cash balance and employee turnover, were achieved at 96%, 99%, 114%, 126%, and 109%, respectively.

Equity Compensation

We award stock options and RSU awards to our employees, including our NEOs, as the long-term incentive component of our compensation program. Awards granted since our initial public offering in September 2019 were granted under our 2019 Incentive Award Plan (the “2019 Plan”). Prior to our initial public offering, awards were granted under the 2013 Stock Option Plan, as amended from time to time (the “2013 Plan”) and our 2002 Stock Option Plan (the “2002 Plan”).

We typically grant equity awards to key new hires upon their commencing employment with us. We historically have used stock options as the primary incentive for long-term compensation to our NEOs. Generally, the stock options we grant vest as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the 36 months thereafter, subject to the employee’s continued service with us on each vesting date. Since 2021, we have used RSUs as the primary long-term compensation to our NEOs. Generally, the RSUs we grant vest as to 25% of the total number of RSUs on the first anniversary of the first day of the month in which such restricted stock units were granted and in annual installments over the four years thereafter, subject to the employee’s continued service with us on each vesting date.

There were no options granted to our NEOs in 2023 and 2024.

RSUs and stock options granted to our NEOs may be subject to accelerated vesting in connection with the termination of their services with the Company. For additional discussion, please see “—Other Elements of Compensation—Severance and Change in Control Benefits” below.

The following table sets forth the number of RSUs granted to our NEOs in 2024.

Name	Grant Date (1)	Number of RSUs (#)	Grant Date Fair Value ($)(2)
John Aballi	2/20/2024	175,000	353,500
Jeffrey Black	9/1/2024	225,000	670,500
Kamal Adawi	2/20/2024	75,000	151,500

(1)

These awards vest in equal annual installments commencing on the first anniversary of the grant date and ending on the fourth anniversary of the grant date, subject to the officer’s continued employment.

(2)

Amounts for 2024 represent the aggregate grant date fair value of the RSUs granted to the NEO in the applicable year, as computed in accordance with ASC Topic 718, Compensation-Stock Compensation, rather than the amounts paid to or realized by the NEO. For a discussion of valuation assumptions used in the calculations, see Note 2 and Note 9 to our audited financial statements in our 2024 Annual Report filed with the SEC on March 11, 2025.

Option Exercises and Stock Vested in 2024

The following table shows information regarding exercises of options to purchase our common stock and vesting of stock awards held by each of our NEOs during the fiscal year ended December 31, 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
John Aballi	—	—	87,500	236,250
Jeffrey Black	—	—	—	—
Kamal Adawi	84,162	260,902	50,250	101,823

(1)

Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of options because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2)	The value realized is calculated by multiplying the number of vested shares by the closing price of our common stock on the Nasdaq Global Market on the day prior to the applicable vesting date.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan (the “401(k) Plan”) that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the 401(k) Plan. Our NEOs are eligible to participate in the 401(k) Plan on the same terms as other full-time employees generally. Currently, we make employer matching contributions under the 401(k) Plan up to a specified percentage, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) Plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

Employee Benefits and Perquisites

Our NEOs are eligible to participate in our health and welfare plans to the same general extent as all full-time employees, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance;

•	life insurance and accidental death and dismemberment insurance; and

•	paid-time off

We do not provide our NEOs with any other perquisites or other personal benefits.

No Tax Gross-Ups

We generally have not made gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Severance and Change in Control Benefits

Our NEOs may become entitled to certain benefits or enhanced benefits upon a termination of employment pursuant to the Exagen Inc. Amended and Restated Executive Change in Control and Severance Plan (the “Amended and Restated Severance Plan”), as explained in further detail below. In addition, stock options granted to our employees, including our NEOs may be subject to acceleration in connection with a change in control under our equity plans.

On April 25, 2022, the Compensation Committee adopted the Amended and Restated Severance Plan. The Amended and Restated Severance Plan is intended to provide severance protections to a select group of management or highly compensated employees, including our NEOs, in the event of a qualifying termination of employment with us. The Amended and Restated Severance Plan superseded any and all severance plans, separation policies, the provisions of any offer letters or any agreement that provided for severance payments and benefits applying to our executives who are party to the Amended and Restated Severance Plan.

Under the Amended and Restated Severance Plan, in the event that we terminate an executive’s employment without “cause” and at any time, other than within twelve months following a “change in control,” the executive will be eligible to receive the following payments and benefits:

•

a cash payment equal to 50% (or, for Mr. Aballi, 75%) of the executive’s then-current annual base salary rate for the year in which the termination occurs, to be paid in a lump sum on the 30th day following the executive’s termination;

•

a cash payment equal to the executive’s pro-rated cash performance bonus (based on actual performance) for the year in which the termination occurs, to be paid on the date on which annual bonuses are generally paid but no later than March 15 of the year following the year of the executive’s termination; and

•

Company-subsidized premium payments under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for the executive and his or her covered dependents for up to 6 (or, for Mr. Aballi, 9) months.

The Amended and Restated Severance Plan also provides that in the event of a termination of an executive’s employment by us without “cause” or by the executive for “good reason,” in either case, on or within twelve months following a “change in control,” the executive will be eligible to receive the following payments and benefits:

•

a cash payment equal to 100% (or, for Mr. Aballi, 125%) of the executive’s then-current annual base salary rate for the year in which the termination occurs, to be paid in a lump sum on the 30th day following the executive’s termination;

•

a cash payment equal to the executive’s pro-rated cash performance bonus (based on actual performance) for the year in which the termination occurs, to be paid on the date on which annual bonuses are generally paid but no later than March 15 of the year following the year of the executive’s termination;

•	Company-subsidized COBRA premium payments for the executive and his or her covered dependents for up to 12 (or, for Mr. Aballi, 15) months; and

•	full accelerated vesting of all outstanding equity awards that vest solely based on the passage of time.

The executive’s right to receive the severance payments and benefits described above is subject to the executive’s delivery and, as applicable, non-revocation of a general release of claims in our favor and the executive’s continued compliance with any applicable restrictive covenants.

In addition, in the event that any payment under the Amended and Restated Severance Plan, together with any other amounts we paid to the executive, would subject the executive to an excise tax under Section 4999 of the Internal Revenue Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for the executive.

For additional discussion, please see “Equity Compensation” and “Outstanding Equity Awards at 2024 Fiscal Year-End.” Other than the benefits described above, none of our NEOs are entitled to any severance or change in control benefits.

Offer Letters and Employment Agreements with our NEOs

Employment Agreement with John Aballi

In October 2022, we entered into an employment agreement with Mr. Aballi, which provides for an annual base salary and annual target performance bonus of up to 50% of his gross base salary and an equity award of restricted stock units representing the contingent right to receive up to 350,000 shares of Company common stock, which was granted on October 16, 2023. Mr. Aballi’s employment agreement also provides that Mr. Aballi’s employment will continue until terminated by either Mr. Aballi or the Company on no less than thirty days’ written notice. Mr. Aballi’s employment agreement also deems him eligible to participate in the Amended and Restated Severance Plan as a Tier 1 Participant, subject to the terms and conditions of the Amended and Restated Severance Plan.

Employment Agreement with Jeffrey Black

In July 2024, we entered into an employment agreement with Mr. Black, which provides for an annual base salary annual target performance bonus of up to 50% of his gross base salary and an equity award of restricted stock units representing the contingent right to receive up to 225,000 shares of Company common stock, which was granted on September 1, 2024. Mr. Black’s employment agreement also provides that Mr. Black’s employment will continue until terminated by either Mr. Black or the Company on no less than thirty days’ written notice. Mr. Black’s employment agreement also deems him eligible to participate in the Amended and Restated Severance Plan as a Tier 2 Participant, subject to the terms and conditions of the Amended and Restated Severance Plan.

Offer Letter with Kamal Adawi

In May 2017, we entered into an offer letter with Mr. Adawi, which was amended in September 2019.

Mr. Adawi’s offer letter provided for at-will employment, and an annual base salary and bonus. Mr. Adawi’s offer letter provided that, if we terminated Mr. Adawi’s employment without cause, Mr. Adawi would be entitled to a lump sum cash payment in an amount equal to six months of his annual base salary as in effect immediately prior to the date of termination, subject to his delivery and non-revocation of a general release of claims in favor of our company. The severance benefits described in Mr. Adawi’s offer letter were superseded by the Amended and Restated Severance Plan.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table presents the outstanding equity incentive plan awards held by each NEO as of December 31, 2024. Unless otherwise indicated, each option listed in the following table was granted under the 2019 Plan. Mr. Adawi resigned as the Company’s Chief Financial Officer and Corporate Secretary in July 2024, and therefore, is not included on the table below.

Name	Grant Date	Stock Awards Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested
John Aballi	10/16/2022	175,000	(1)	717,500	(2)
John Aballi	2/20/2024	175,000	(3)	717,500	(2)
Jeff Black	9/1/2024	225,000	(1)	922,500	(2)

(1)

The RSUs will vest with respect to 25% of the restricted stock units on each of the first, second, third and fourth anniversaries of the grant date, subject to the grantee’s continued service. In addition, the award may become fully vested upon a change in control.

(2)

The market value of shares of restricted stock units that have not vested is calculated by multiplying the fair market value of a share of our Common Stock on December 31, 2024 ($4.10) by the number of unvested shares of RSUs outstanding under the award.

(3)

The RSUs will vest with respect to 25% of the restricted stock units on each of the first, second, third and fourth anniversaries of March 1, 2024, subject to the grantee’s continued service. In addition, the award may become fully vested upon a qualifying termination of employment in connection with a change in control.

Director Compensation

Our director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Directors who are also employees of our Company do not receive compensation for their service on the Board.

In September 2019, the Board adopted the Non-Employee Director Compensation Program (the “Director Compensation Program”) that became effective in connection with our initial public offering.

Under the Director Compensation Program, non-employee directors receive a cash retainer for service on the Board and for service on each committee of which the director is a member. The Chairman of the Board and of each committee receives a higher retainer for such service. In connection with Dr. Nova’s appointment as Executive Chairman of the Board, the Board approved an aggregate annual cash retainer of $100,000 for Dr. Nova in lieu of any retainer under the director compensation program. Cash retainers are payable quarterly in arrears. Annual cash retainers are pro-rated for any partial calendar quarter of service. All cash compensation payable to the directors affiliated with Sun Mountain Capital or H.I.G. Capital, LLC is paid to Sun Mountain Capital or H.I.G. Capital, LLC, as applicable. The fees paid to non-employee directors for service on the Board under the Director Compensation Program are as follows:

Cash Compensation
Non-Employee Director annual retainer	$50,000
Incremental annual retainer for the Chairman	$20,000
Committee Chair incremental annual retainers
Audit	$12,000
Compensation	$10,000
Nominating and Corporate Governance	$9,000
Committee member incremental annual retainers
Audit	$7,500
Compensation	$7,500
Nominating and Corporate Governance	$7,500

In addition, under this program, each of our non-employee directors is eligible to receive an annual stock option grant to purchase 9,000 shares of our Common Stock, which shall vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting following the grant date, subject to continued service through the applicable vesting date. Additionally, new non-employee directors are eligible to receive a stock option to purchase 15,000 shares of our Common Stock on the date on which such eligible director is appointed or elected to serve on the Board, and shall vest as to 1/36th of the shares underlying the option on each monthly anniversary of the grant date, subject to the eligible director’s continued service through the applicable vesting date. In lieu of the foregoing, on each of June 15, 2023 and June 10, 2024, we granted Dr. Nova, our Executive Chairman, stock options to purchase 13,500 shares of our Common Stock. The June 15, 2023 grant fully vested on June 9, 2024 and the June 10, 2024 grant will fully vest on June 10, 2025, subject to Dr. Nova’s continued service on the Board through such vesting date.

The following table sets forth information regarding the compensation of our Executive Chairman and non-employee directors earned for services rendered during the year ended December 31, 2024. Mr. Aballi, who served as our President and Chief Executive Officer during the year ended December 31, 2024, did not receive additional compensation for his service as a director, and therefore is not included in the Director Compensation table below. The compensation paid to Mr. Aballi is reported above in the “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Tina S. Nova, Ph.D.	100,000	26,865	126,865
Brian Birk(2)	40,972	—	40,972
Ana Hooker	65,458	17,910	83,368
Wendy Johnson(2)	39,931	—	39,931
Scott Kahn, Ph.D.	19,861	29,850	49,711
Paul Kim	65,000	17,910	82,910
Ebetuel Pallares, Ph.D.(2)	39,931	—	39,931

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bruce C. Robertson, Ph.D.	—	—	—
Frank Stokes	62,000	17,910	79,910

(1)

Amounts reflect the aggregate grant date fair value of stock options granted in 2024, computed in accordance with the provisions of ASC Topic 718, Compensation Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the Common Stock underlying the stock options. The assumptions that we used to calculate these amounts are discussed in Note 2 and Note 9 to our audited financial statements in our 2024 Annual Report. As of December 31, 2024, the outstanding option awards to purchase the following respective numbers of shares of Common Stock were held by members of the Board: Dr. Nova, 42,000 shares; Mr. Birk, 55,422 shares; Ms. Hooker, 42,000 shares; Ms. Johnson, 42,000 shares; Dr. Kahn, 15,000 shares; Mr. Kim, 24,000 shares; Dr. Pallares, 48,948 shares; Dr. Robertson, 0 shares; and Mr. Stokes, 42,000 shares.

(2)	Effective as of our 2024 Annual Meeting, Mr. Birk, Ms. Johnson and Dr. Pallares resigned from the Board.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The following table shows the relationship between executive “compensation actually paid” and certain financial performance of the Company during the last two fiscal years ended December 31, 2024 and 2023 (in $):

Year (1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non- PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Loss (4)
2024	1,184,500	1,979,875	905,663	841,240	168.10	15,115,000
2023	931,950	775,325	984,541	920,075	81.59	23,689,000

(1)	The named PEO, the person acting as our President and Chief Executive Officer, and the other NEOs in each disclosure year represent the following individuals:

Year	PEO	NEOs included in Average
2024	John Aballi	Jeffrey Black and Kamal Adawi
2023	John Aballi	Kamal Adawi and Mark Hazeltine

(2)

The table below shows the adjustments made to the compensation totals presented in the Summary Compensation Table for the NEOs in order to calculate “compensation actually paid” in accordance with Item 402(v) of Regulation S-K. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

	2024		2023
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Total	1,184,500	905,663	931,950	984,541
Less, value of Stock Awards reported in Summary Compensation Table	(353,500)	(411,000)	—	(239,000)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	717,500	461,250	—	199,000
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	369,250	—	(107,625)	(27,782)
Plus, fair value as of vesting date of equity awards granted and vested in the year	—	—	—	—
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	62,125	908	(49,000)	3,316
Less, prior year-end fair value for any equity awards forfeited in the year	—	(115,581)	—	—
Compensation Actually Paid ($)	1,979,875	841,240	775,325	920,075

(3)

As required under Item 201(e) of Regulation S-K, total shareholder return (“TSR”) measures the cumulative value of $100 invested on the last trading day before the earliest fiscal year in the table, or December 31, 2022, through and including the end of the applicable fiscal year for which total shareholder return is calculated, or December 31, 2023 and December 31, 2024, respectively.

(4)	The dollar amounts reported are the Company’s net loss amounts reflected in the Company’s audited financial statements for the applicable year.

Relationship between Compensation Actually Paid disclosed in the Pay Versus Performance table, and other table elements

Compensation Actually Paid (“CAP”) to Mr. Aballi and TSR were both higher in 2024 relative to 2023. The increase in PEO CAP was largely the result of the increase in stock price over that same time period. Additionally, no stock awards were granted to Mr. Aballi in 2023 as contrasted with 2024, resulting in higher PEO CAP in 2024.

Conversely, the average non-CEO NEO CAP decreased over the reported period, primarily because of the transition in non-CEO NEOs in both 2024 and 2023, partially offset by the increase in stock price over the same period.

The increase in our stock price that largely contributed to the increased PEO CAP also drove the increase in TSR in 2024 as compared to 2023. While the TSR increased in 2024 as compared to 2023, the average non-CEO NEO CAP decreased for the reasons noted above. Net loss also decreased from 2023 to 2024, directionally in line with the change in PEO CAP. While net loss decreased from 2023 to 2024, the average non-CEO NEO CAP decreased for the reasons noted above.

Under the leadership of Mr. Aballi, we have been executing an operational turnaround of our business, which has resulted in a return to revenue growth and gross margin expansion while significantly reducing operating expenses and cash burn.

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2024.

As of December 31, 2024, we had two equity compensation plans in place under which shares of our Common Stock were authorized for issuance detailed as follows:

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)(1)	(c)
Equity compensation plans approved by security holders	2,202,369	(2)	$8.39	2,710,272	(3)
Equity compensation plans not approved by security holders	—		—	—

Total	2,202,369		$8.39	2,710,272

(1)	The weighted-average exercise price is calculated based solely on outstanding options.
(2)

Includes 2,156,130 shares of Common Stock that were subject to awards as of December 31, 2024 under the 2019 Plan and 46,239 shares of Common Stock that were subject to awards as of December 31, 2024 under the 2013 Plan. Of these shares, 1,713,003 were subject to restricted stock units outstanding under the 2019 Plan, and 443,127 were subject to options outstanding under the 2019 Plan.

(3)

Includes 2,186,528 shares of Common Stock available for issuance under the 2019 Plan and 523,774 shares of Common Stock available for issuance under our Employee Stock Purchase Plan. This amount does not include any additional shares that may become available for future issuance under the 2019 Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years beginning 2025 and continuing through 2029 by the number of shares equal to 4% of the total outstanding shares of our Common Stock and Common Stock equivalents as of the immediately preceding December 31. Additionally, this amount does not include any additional shares that may become available for future issuance under our Employee Stock Purchase Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years beginning 2025 and continuing through 2029 by the number of shares equal to 1% of the total outstanding shares of our Common Stock and Common Stock equivalents as of the immediately preceding December 31. There are no shares of Common Stock remaining available for issuance under our 2002 Plan or our 2013 Plan.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our Common Stock at April 15, 2025 for:

•	each of our directors;

•	each of our NEOs;

•	all of our current directors and executive officers as a group; and

•	each person, or group of affiliated persons, who beneficially owned more than 5% of our outstanding Common Stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of Common Stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 18,002,329 shares of Common Stock outstanding as of April 15, 2025. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants or other rights held by that person or entity that are currently exercisable or scheduled to vest within 60 days of April 15, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Exagen Inc., 1261 Liberty Way, Vista, California 92081.

	Beneficial Ownership
Name of Beneficial Owner	Number	Percentage
5% or Greater Stockholders
NMSIC Co-Investment Fund, L.P. (1)	1,758,958	9.8%
Entities affiliated with Tullis-Dickerson Capital Focus III, L.P. (2)	1,805,820	10.0%
H.I.G. Bio-Exagen, L.P. (3)	1,696,252	9.4%
RTW Investments, L.P. (4)	1,504,602	8.4%
Laurence W. Lytton (5)	1,153,488	6.4%
Named Executive Officers and Directors
John Aballi (6)	367,865	2.0%
Jeffrey Black (7)	49,492	*
Kamal Adawi (8)	7,500	*
Tina S. Nova, Ph.D. (9)	67,613	*
Ana Hooker (10)	42,000	*
Scott Kahn, Ph.D. (11)	5,000	*
Paul Kim (12)	18,166	*
Bruce C. Robertson, Ph.D. (13)	1,696,252	9.4%
Frank Stokes (14)	42,000	*

All current directors and executive officers as a group (8 persons)(15)	2,288,388	12.6%

*	Less than 1%.
(1)

Consists of 1,758,958 shares of Common Stock held by NMSIC Co-Investment Fund, L.P. (“NMSIC”). The general partner of NMSIC is Sun Mountain Capital Partners LLC (“Sun Mountain”). The controlling members of Sun Mountain are Brian Birk, Sally Coming and Lee Rand. As a result, each of Sun Mountain, Mr. Birk, Ms. Coming and Mr. Rand may be deemed to possess voting and investment control over, and may be deemed to have indirect beneficial ownership with respect to, all shares held by NMSIC. Neither Sun Mountain, Mr. Birk, Ms. Coming nor Mr. Rand owns directly any of the shares held of record by NMSIC. Each of Sun Mountain, Mr. Birk, Ms. Coming and Mr. Rand disclaims beneficial ownership of the shares held by NMSIC, except to the extent of their pecuniary interest therein. The address for each of the NMSIC entities is 527 Don Gaspar Avenue, Santa Fe, New Mexico 87505. This information is based on this stockholder’s Schedule 13G/A, filed with the SEC on April 17, 2025 and such additional information as is known to us.

(2)

Consists of (a) 992,821 shares of Common Stock and 119,536 shares of Common Stock issuable upon the exercise of warrants held by Tullis-Dickerson Capital Focus III, L.P. (“Tullis”), (b) 417,398 shares of Common Stock and 170,445 shares of Common Stock issuable upon the exercise of warrants held by Tullis Growth Fund, L.P, and (c) 105,620 shares of Common Stock held by Tullis Growth Fund II, L.P. Tullis-Dickerson Partners III, LLC (“Tullis Partners”) is the general partner of Tullis and may be deemed to beneficially own the securities held by Tullis. Tullis Growth Partners,

LLC (“Growth Partners”) and Tullis Growth Partners II, LLC (“Growth Partners II”) are the general partners of Tullis Growth Fund, L.P. and Tullis Growth Fund II, L.P., respectively, and may be deemed to beneficially own the securities held by Tullis Growth and Tullis Growth II. James L.L. Tullis is a Principal of each of the foregoing entities and may be deemed to possess voting and investment control over, and may be deemed to have an indirect beneficial ownership interest with respect to, the shares held by Tullis, Tullis Growth and Tullis Growth II. The address for each of the Tullis entities is 11770 U.S. Highway 1, Suite 503, Palm Beach Gardens, FL 33408. This information is based on this stockholder’s Schedule 13G/A, filed with the SEC on February 13, 2024, and such additional information as is known to us.
(3)

Consists of 1,696,252 shares of Common Stock held by H.I.G. Bio-Exagen, L.P., H.I.G. Capital, LLC has sole voting and investment control over the shares owned by H.I.G. Bio-Exagen, LLC. Bruce C. Robertson, Ph.D., one of our directors, is a managing director of H.I.G. Capital, LLC and may be deemed to share voting and investment control over, and may be deemed to have an indirect beneficial ownership interest with respect to, all shares held by H.I.G. Bio-Exagen, L.P. The address of H.I.G. Bio-Exagen, LLC is 1450 Brickell Avenue, 31st Floor, Miami, FL 33131.

(4)

Consists of 1,504,602 shares of Common Stock held by RTW Funds, managed by RTW Investments, LP (the “Adviser”). The Adviser, in its capacity as the investment manager of RTW Funds, has the power to vote and the power to direct the disposition of all shares held by RTW Funds. Accordingly, for the purposes of Reg. Section 240.13d-3, the Adviser may be deemed to beneficially own an aggregate of 1,504,602 shares. Roderick Wong is the Managing Partner of the Adviser. The address of RTW Investments, LP and Mr. Wong is 40 10th Avenue, 7th Floor, New York, NY 10014. This information is based on this stockholder’s Schedule 13G/A, filed with the SEC on February 14, 2024, and such additional information as is known to us.

(5)

Consists of 1,153,488 shares of Common Stock held by Laurence W. Lytton. Mr. Lytton’s address is 467 Central Park West, New York, NY 10025. This information is based on this stockholder’s Schedule 13G/A, filed with the SEC on February 14, 2024.

(6)	Consists of shares of Common Stock held by Mr. Aballi.
(7)	Consists of shares of Common Stock held by Mr. Black.
(8)	Consists of shares of Common Stock held by Mr. Adawi. Mr. Adawi resigned as the Company’s Chief Financial Officer and Corporate Secretary in July 2024.
(9)

Consists of (i) 54,113 shares of Common Stock held by Dr. Nova and (ii) 13,500 shares underlying options to purchase Common Stock that are exercisable on or within 60 days of April 15, 2025 by Dr. Nova.

(10)

Consists of (i) 33,000 shares of Common Stock held by Ms. Hooker and (ii) 9,000 shares underlying options to purchase Common Stock that are exercisable on or within 60 days of April 15, 2025 by Ms. Hooker.

(11)	Consists of (i) 4,166 shares of Common Stock held by Dr. Kahn and (ii) 834 shares underlying options to purchase Common Stock that are exercisable on or within 60 days of April 15, 2025 by Dr. Kahn.
(12)	Consists of (i) 8,333 shares of Common Stock held by Mr. Kim and (ii) 9,833 shares underlying options to purchase Common Stock that are exercisable on or within 60 days of April 15, 2025 by Mr. Kim.
(13)	Consists of shares of Common Stock. Also includes shares described in footnote (3) which may be deemed to be beneficially owned by Dr. Robertson.
(14)

Consists of (i) 33,000 shares of Common Stock held by Mr. Stokes and (ii) 9,000 shares underlying options to purchase Common Stock that are exercisable on or within 60 days of April 15, 2025 by Mr. Stokes.

(15)

Consists of the shares of Common Stock and shares of Common Stock issuable upon exercise of outstanding options which are exercisable within 60 days of April 15, 2025 as set forth in footnotes (6) through (7) and (9) through (14).

Certain Relationships and Related Party Transactions

There are and have been no transactions entered into or existing since January 1, 2023 to which we have been a party in which the amount involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets amounts for the years ended December 31, 2024 and 2023), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.”

Policies and Procedures for Related Person Transactions

The Board adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, certain officers and persons who own more than 10% of our common stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of our common stock. Such directors, officers and greater-than-10% stockholders are required to furnish copies of the Section 16(a) reports they file to us. The SEC has established specific due dates for these reports, and we are required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to us and written representations from certain reporting persons that no additional reports were required, we believe that our directors, reporting officers and greater-than-10% stockholders complied with all these filing requirements for the fiscal year ended December 31, 2024, with the exception of (i) a Form 4 filing for Dr. Kahn related to a transaction that occurred on June 10, 2024, which was inadvertently filed late on June 14, 2024 and (ii) a Form 4 filing for NMSIC related to a transaction that occurred on November 20, 2024, which was inadvertently filed late on November 27, 2024.

Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 1261 Liberty Way, Vista, CA 92081 in writing not later than December 31, 2025, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the Annual Meeting, unless the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of our Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.

Stockholders intending to present a proposal at the 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than the close of business on February 10, 2026 and no later than the close of business on March 12, 2026. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after June 10, 2026, our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the 90th day prior to the 2026 Annual Meeting and the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act. Rule 14a-19 requires, among other things, that any stockholder who intends to solicit proxies in support of director nominees other than our director nominees must provide us with written notice as further described in the rule. To be timely for the 2026 Annual Meeting under Rule 14a-19, such notice must contain the information required by Rule 14a-19 and be postmarked or transmitted electronically to our principal executive offices as provided below no later than April 11, 2026 (a date that is no later than 60 calendar days prior to the anniversary of date of the 2025 Annual Meeting); provided, however that, if the date of the 2026 Annual Meeting has changed by more than 30 calendar days from the date of the 2025 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by us.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

No Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” to the extent permitted by the rules of the SEC will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this proxy statement. Information on our website, other than the 2024 Annual Report, our proxy statement and Internet Notice, is not part of the proxy soliciting material and is not incorporated herein by reference.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

2024 Annual Report

A copy of our 2024 Annual Report, including financial statements thereto but not including exhibits, as filed with the SEC, will be sent to any beneficial owners of our Common Stock on the Record Date without charge upon written request addressed to:

Exagen Inc.

Attention: Corporate Secretary

1261 Liberty Way

Vista, CA 92081

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our 2024 Annual Report at www.proxydocs.com/XGN. We make available free of charge on our website all of our filings that are made electronically with the SEC, including our 2024 Annual Report. These materials can be found at www.exagen.com under the “Investor Relations” section.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

/s/ Jeffrey Black

Jeffrey Black

Corporate Secretary

Vista, California

April 30, 2025

P.O. BOX 8016, CARY, NC 27512-9903

Exagen Inc.	Internet:
www.proxypush.com/XGN
● Cast your vote online ● Have your Proxy Card ready ● Follow the simple instructions to record your vote

For Stockholders of record as of April 15, 2025

Tuesday, June 10, 2025 9:00 AM, Pacific Time

Exagen Administrative Offices, Training Room, 2175 Salk Avenue, 3rd Floor, Carlsbad, California 92008

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: 9:00 AM, Pacific Time, June 10, 2025.

Phone:

1-866-475-8889

●   Use any touch-tone telephone

●   Have your Proxy Card ready

●   Follow the simple recorded instructions

Mail:

●   Mark, sign and date your Proxy Card

●   Fold and return your Proxy Card in the postage-paid
envelope provided

“Alexa, Vote My Proxy”

●   Open Alexa app and browse skills

●   Search “Vote my Proxy”

●   Enable skill

This proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints John Aballi and Jeffrey Black (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Exagen Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Exagen Inc. 2025 Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ALL THE DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR THE OPTION OF 1 YEAR ON PROPOSAL 4.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.

To elect two directors to serve as Class III directors for a three-year term expiring at the 2028 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

		FOR	WITHHOLD
	1.01 John Aballi	☐	☐			FOR

	1.02 Bruce C. Robertson, Ph.D.	☐	☐			FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;	☐	☐	☐		FOR

3.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in the proxy statement; and	☐	☐	☐		FOR

		1YR	2YR	3YR	ABSTAIN
4.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our named executive officers.	☐	☐	☐	☐	1 YEAR

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

☐	Check here if you would like to attend the meeting in person.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date